SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                   May 30, 2001
                                                                 ---------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      001-15217                  57-0990958
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 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



       400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA               94402
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          (Address of Principal Executive Offices)                   (Zip Code)



                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Amendment of Credit Agreement.
-----------------------------

     On May 30, 2001, the Company entered into a Seventh Amendment with its senior secured lenders which provides $6.0 million of additional liquidity to the Company. A copy of the Seventh Amendment is attached hereto as Exhibit 4.1.


ITEM 7.  EXHIBITS

Exhibit 4.1 Seventh Amendment to Third Amended and Restated Credit Agreement dated as of May 30, 2001 by and among the Company, various financial institutions and Bank of America National Trust and Savings Association, individually and as agent.



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                 U.S. AGGREGATES, INC.


Date:  June 6, 2001              By:  /s/  Stanford Springel
       ------------                 --------------------------------
                                    Stanford Springel
                                    Chief Executive Officer